Offerings - Offering: 1	Dec. 10, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	In respect of substituted restricted stock units: Common Stock, par value $0.001 per share
Amount Registered | shares	120,799
Proposed Maximum Offering Price per Unit	59.35
Maximum Aggregate Offering Price	$ 7,169,421
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,098
Offering Note
(1)
This Registration Statement shall also cover any additional shares of the Registrant’s common stock that become issuable in respect of the se
curities identified in the table by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant’s receipt of consideration which results in an increase in the number of the outstanding shares of the Registrant’s common stock.

(2)
Calculated solely for the purposes of this offering under Rule 457(c) and (h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low prices of the Registrant’s common stock as reported on The Nasdaq Global Select Market on December 3, 2024.

(3)	Rounded up to the nearest cent.

(4)
Represents shares subject to issuance in connection with restricted stock units outstanding under the Deeper Insights AI Ltd. 2024 Equity Incentive Plan, and assumed by the Registrant on November 26, 2024 pursuant to a Share Purchase Agreement by and among the Cisco Systems Holdings UK Ltd., Deeper Insights AI Ltd., certain shareholders of Deeper Insights AI Ltd., and the Holders’ Agent (as that term is defined therein), dated as of October 2, 2024.

(5)	The Registrant does not have any fee offsets.